UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________
FORM 8-K/A
Amendment No.1
 _____________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 20, 2024
 _____________________________________________________________________________________________________

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact Name of Registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 849-5216
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Xerox Holdings Corporation	☐	Xerox Corporation	☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐
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Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") by Xerox Corporation ("Xerox") on November 20, 2024 (the "Original Form 8-K"), Xerox consummated its previously announced acquisition of ITsavvy Acquisition Company, Inc. ("the Company") on November 20, 2024 pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), whereby ITsavvy Holdings, LLC (the “Seller”) sold, Xerox (the "Purchaser") purchased purchase, all of the issued and outstanding equity securities of the Company. The consideration payable by Xerox pursuant to the Purchase Agreement, after customary working capital and other adjustments in accordance with the terms of the Purchase Agreements, was approximately $405 million.
This Form 8-K/A has been filed to amend and supplement the Original Form 8-K to provide the financial statements described in Item 9.01 below, which are permitted to be filed by amendment not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC.
Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.
The Company’s audited consolidated financial statements as of and for the year ended December 31, 2023 and unaudited condensed consolidated financial statements for the nine-month period ended September 30, 2024 are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated herein by reference. Such financial statements of the Company were prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023, related to Xerox’s acquisition of the Company are attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP re Xerox Holdings Corporation
23.2	Consent of RSM US LLP re Xerox Corporation
99.1	ITsavvy Acquisition Company, Inc audited consolidated financial statements for the year ended December 31, 2023
99.2	ITsavvy Acquisition Company, Inc unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2024
99.3	Xerox Holdings Corporation unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION (Registrant)

By:	/s/ WILLIAM TWOMEY
William Twomey Vice President and Chief Accounting Officer (Principal Accounting Officer)
Date: February 5, 2025

XEROX CORPORATION (Registrant)

By:	/s/ WILLIAM TWOMEY
William Twomey Vice President and Chief Accounting Officer (Principal Accounting Officer)

Date: February 5, 2025